Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Operating Lease Liabilities Payments Due [Abstract]
2020	$ 504
2021	92
2022	1
2023	1
2024	1
Total minimum lease payments	599
Less: amount of lease payments representing interest	(7)
Lease liabilities	592
Less: current obligation under leases	(498)
Non-current lease obligations	$ 94